Exhibit 4.1

CLASS A UNITS NUMBER CLASS A UNITS U N I T S THIS CERTIFICATE IS TRANSFERABLE IN Oaktree Capital Group, LLC NEW YORK, NEW YORK SEE REVERSE FOR DEFINITIONS Formed under the laws of the State of Delaware THIS CERTIFIES THAT is the owner of Class A Units of Oaktree Capital Group, LLC (hereinafter called the “Company”) transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness, the facsimile signatures of the duly authorized officers of the Company. Dated Howard S. Marks CHAIRMAN Bruce A. Karsh PRESIDENT COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER TRUST & COMPANY (NEW YORK, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE OAKTREE CAPITAL GROUP, LLC SEAL DELAWARE 2007 COMPANY AMERICAN BANK NOTE COMPANY

THE CLASS A UNITS EVIDENCED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT (AS AMENDED, SUPPLEMENTED OR RESTATED, THE “OPERATING AGREEMENT”) OF OAKTREE CAPITAL GROUP, LLC (“THE COMPANY”), WHICH CONTAINS SUBSTANTIAL RESTRICTIONS ON THEIR TRANSFER. THE CLASS A UNITS MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE OPERATING AGREEMENT AND APPLICABLE SECURITIES LAWS. ANY PURPORTED TRANSFER NOT MADE IN COMPLIANCE WITH THE OPERATING AGREEMENT SHALL BE NULL AND VOID. THE OPERATING AGREEMENT PROHIBITS ANY TRANSFER IF SUCH TRANSFER WOULD, AMONG OTHER THINGS (A) VIOLATE APPLICABLE U.S. FEDERAL OR STATE SECURITIES LAWS, RULES OR REGULATIONS, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF THE COMPANY UNDER THE LAWS OF ANY JURISDICTION, (C) CAUSE THE COMPANY TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (TO THE EXTENT NOT ALREADY SO TREATED OR TAXED), OR (D) REQUIRE THE COMPANY TO BE SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE 1940 ACT. IN ADDITION, THE CLASS A UNITS ARE SUBJECT TO MANDATORY REDEMPTION UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE OPERATING AGREEMENT. A COPY OF THE OPERATING AGREEMENT IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM THE COMPANY. THE HOLDER OF A CLASS A UNIT, BY ACCEPTANCE OF THIS CERTIFICATE, SHALL BE DEEMED TO HAVE (A) REQUESTED ADMISSION AS, AND AGREED TO BECOME, A MEMBER OF THE COMPANY, (B) AGREED TO COMPLY WITH, AND BE BOUND BY, THE TERMS OF THE OPERATING AGREEMENT, (C) GRANTED THE POWERS OF ATTORNEY PROVIDED FOR IN THE OPERATING AGREEMENT AND (D) MADE THE WAIVERS AND GIVEN THE CONSENTS AND APPROVALS CONTAINED IN THE OPERATING AGREEMENT. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT – Custodian TEN ENT – as tenants by the entireties (Cust) (Minor) JT TEN – as joint tenants with right of under Uniform Transfers/Gifts to survivorship and not as tenants in common Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares represented by the Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the Company with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.